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                                                                    Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Day Runner, Inc., on Form S-8 of our report dated August 9, 1996 appearing in the Annual Report on Form 10-K of Day Runner, Inc. for the year ended June 30, 1996.


Deloitte & Touche LLP


Long Beach, California
August 29, 1997